Exhibit 99.7

Supplement to the Estimates

Fiscal Year Ending March 31, 2020

BRITISH COLUMBIA

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.   British Columbia — Appropriations and expenditures - Periodicals.

2.   Budget — British Columbia - Periodicals.

3.   Revenue — British Columbia - Periodicals.

I.    British Columbia. Ministry of Finance.

II.  British Columbia. Ministry of Finance and Corporate Relations.

III. Title.

HJ13.B742 354.7110072’225 C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2019/20. Each column thereafter provides 2020/21 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2020/21 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.qov.bc.ca/.

Salaries and Benefits

50   Base Salaries

51   Supplementary Salary Costs

52   Employee Benefits

54   Legislative Salaries and Indemnities

Operating Costs

55   Boards, Commissions and Courts - Fees and Expenses

57   Public Servant Travel

59   Centralized Management Support Services

60   Professional Services

63   Information Systems — Operating

65   Office and Business Expenses

67   Informational Advertising and Publications

68   Statutory Advertising and Publications

69   Utilities, Materials and Supplies

70   Operating Equipment and Vehicles

72   Non-Capital Roads and Bridges

73   Amortization

75   Building Occupancy Charges

Government Transfers

77   Transfers — Grants

79   Transfers — Entitlements

80   Transfers — Shared Cost Arrangements

Other Expenses

81   Transfers Between Votes and Special Accounts

83   Interest on the Public Debt

85   Other Expenses

Internal Recoveries

86   Recoveries Between Votes and Special Accounts

88   Recoveries Within the Consolidated Revenue Fund

External Recoveries

89   Recoveries Within the Government Reporting Entity

90   Recoveries External to the Government Reporting Entity

GENERAL FUND OPERATING EXPENSES ($000)

		Total							Total
		2019/20	Salaries						2020/2l
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1	Legislative Assembly	83,015	48,333	14,778	20	22,680	(160)	(637)	85,014
Officers of the Legislature
2	Auditor General	18,216	13,242	5,263	70	—	—	—	18,575
3	Conflict of Interest Commissioner	718	577	157	—	—	—	—	734
4	Elections BC	18,151	8,908	6,281	3,610	2	—	—	18,801
5	Human Rights Commissioner	2,000	3,153	1,792	5	553	(1)	(2)	5,500
6	Information and Privacy Commissioner	6,702	4,626	1,756	—	563	(1)	(2)	6,942
7	Merit Commissioner	1,365	703	549	—	113	—	—	1,365
8	Ombudsperson	8,873	8,180	2,203	—	—	(952)	(65)	9,366
9	Police Complaint Commissioner	3,822	2,610	1,198	—	285	—	(1)	4,092
10	Representative for Children and Youth	9,750	8,174	2,841	10	1	(553)	(2)	10,471
	Total	69,597	50,173	22,040	3,695	1,517	(1,507)	(72)	75,846
Office of the Premier
11	Office of the Premier	11,349	9,313	1,805	983	656	(718)	(705)	11,334
Ministry of Advanced Education, Skills and Training
12	Ministry Operations	2,329,505	35,542	19,088	2,469,498	3,670	(33,867)	(127,433)	2,366,498
Ministry of Agriculture
13	Ministry Operations	80,134	31,062	11,843	42,227	16,560	(8)	(24,423)	77,261
14	Agricultural Land Commission	4,873	2,715	2,228	—	3	(1)	(2)	4,943
	Statutory Appropriations	22,000	—	1,250	—	21,951	—	(1)	23,200
	Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(10,000)	—	—	(10,000)
	Total	98,207	33,777	15,321	42,227	28,514	(9)	(24,426)	95,404
Ministry of Attorney General
15	Ministry Operations	492,207	390,371	122,757	245,849	13,746	(97,392)	(150,774)	524,557
16	Judiciary	79,697	72,244	11,275	12	43	(2)	—	83,572
17	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
18	Independent Investigations Office	9,400	7,122	1,936	—	20	(1)	(2)	9,075
	Statutory Appropriations	9,704	25,074	15,280	—	385	(1)	(20,247)	20,491
	Less: Transfer from Ministry Operations Vote	(9,704)	—	—	—	(10,355)	—	—	(10,355)
	Total	605,804	494,811	151,248	245,861	28,339	(97,396)	(171,023)	651,840
Ministry of Children and Family Development
19	Ministry Operations	2,067,946	413,011	65,898	1,861,703	37,165	(9,434)	(139,897)	2,228,446
Ministry of Citizens’ Services
20	Ministry Operations	560,906	168,555	637,537	3,782	121,433	(178,583)	(201,074)	551,650
Ministry of Education
21	Ministry Operations	6,529,945	27,477	31,169	6,629,494	1,087	(646)	(30,654)	6,657,927
	Statutory Appropriations	38,953	5,243	3,662	30,000	71	—	—	38,976
	Total	6,568,898	32,720	34,831	6,659,494	1,158	(646)	(30,654)	6,696,903

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2019/20	Salaries						2020/21
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy, Mines and Petroleum Resources
22	Ministry Operations	177,038	43,775	25,445	43,063	1,727	(8)	(3,067)	110,935
	Statutory Appropriations	3,243	491	26	2,182	—	(1)	(2)	2,696
	Total	180,281	44,266	25,471	45,245	1,727	(9)	(3,069)	113,631
Ministry of Environment and Climate Change Strategy
23	Ministry Operations	192,734	96,555	54,800	54,352	14,757	(28,188)	(4,144)	188,132
24	Environmental Assessment Office	20,888	30,081	8,647	3,550	74	(19,969)	(901)	21,482
	Statutory Appropriations	35,729	—	7,865	1,135	26,532	—	(500)	35,032
	Total	249,351	126,636	71,312	59,037	41,363	(48,157)	(5,545)	244,646
Ministry of Finance
25	Ministry Operations	265,327	125,204	66,542	70,534	68,637	(19,764)	(43,662)	267,491
26	Government Communications and Public Engagement	29,350	22,228	6,898	—	61	(600)	(261)	28,326
27	BC Public Service Agency	56,545	35,405	30,403	—	9,030	(16,437)	(4,020)	54,381
28	Benefits and Other Employment Costs	1	608,387	4,885	350	41,606	(580,146)	(75,081)	1
	Statutory Appropriations	562,132	70,982	8,239	456,289	55,624	(48,499)	(13,810)	528,825
	Less: Transfer from Ministry Operations Vote	(44,005)	—	—	—	(41,405)	—	—	(41,405)
	Total	869,350	862,206	116,967	527,173	133,553	(665,446)	(136,834)	837,619
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
29	Ministry Operations	500,784	290,976	168,212	59,724	81,556	(19,708)	(91,634)	489,126
30	Fire Management	101,122	56,497	93,823	—	62	(1,801)	(12,271)	136,310
	Statutory Appropriations	213,482	26,857	130,002	27,328	94,566	(32,228)	(27,993)	218,532
	Total	815,388	374,330	392,037	87,052	176,184	(53,737)	(131,898)	843,968
Ministry of Health
31	Ministry Operations	20,698,309	122,124	191,123	22,452,434	2,758	(151,340)	(574,714)	22,042,385
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	20,845,559	122,124	191,123	22,452,434	150,008	(151,340)	(574,714)	22,189,635
Ministry of Indigenous Relations and Reconciliation
32	Ministry Operations	48,163	26,607	8,283	10,221	2,575	(154)	(408)	47,124
33	Treaty and Other Agreements Funding	49,729	—	—	120,575	—	(1)	(81,132)	39,442
	Statutory Appropriations	9,889	150	—	9,959	—	(1)	(2)	10,106
	Total	107,781	26,757	8,283	140,755	2,575	(156)	(81,542)	96,672
Ministry of Jobs, Economic Development and Competitiveness
34	Ministry Operations	96,933	40,060	13,510	51,196	388	(6,730)	(5,308)	93,116
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	97,433	40,060	13,510	51,696	388	(6,730)	(5,308)	93,616
Ministry of Labour
35	Ministry Operations	16,449	38,124	10,181	59	481	(5)	(31,655)	17,185
Ministry of Mental Health and Addictions
36	Ministry Operations	10,067	8,818	1,473	2,400	21	(3,000)	—	9,712

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2019/20	Salaries						2020/21
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Municipal Affairs and Housing
37	Ministry Operations	318,822	20,788	13,619	399,811	40	(10,597)	(302,683)	120,978
38	Housing	486,102	14,232	2,199	489,250	180	(1)	(2)	505,858
	Statutory Appropriations	23,379	—	—	12,884	10,593	—	—	23,477
	Total	828,303	35,020	15,818	901,945	10,813	(10,598)	(302,685)	650,313
Ministry of Public Safety and Solicitor General
39	Ministry Operations	771,736	277,282	56,890	529,648	7,031	(17,790)	(52,709)	800,352
40	Emergency Program Act	14,819	107	23,700	12,721	—	—	(1)	36,527
	Statutory Appropriations	14,796	830	3,905	5,476	12,104	—	(7,501)	14,814
	Total	801,351	278,219	84,495	547,845	19,135	(17,790)	(60,211)	851,693
Ministry of Social Development and Poverty Reduction
41	Ministry Operations	3,567,597	147,439	64,389	3,829,702	20,438	(29,885)	(349,263)	3,682,820
	Ministry of Tourism, Arts and Culture
42	Ministry Operations	160,544	7,880	1,259	151,644	19	(6)	(5,473)	155,323
	Statutory Appropriations	3,700	—	—	5,428	2	—	—	5,430
	Total	164,244	7,880	1,259	157,072	21	(6)	(5,473)	160,753
Ministry of Transportation and Infrastructure
43	Ministry Operations	925,616	146,795	2,877,194	358,169	1,156	(13,683)	(2,440,711)	928,920
Management of Public Funds and Debt
44	Management of Public Funds and Debt	1,277,920	—	—	—	2,545,941	—	(1,349,106)	1,196,835
Other Appropriations
45	Contingencies (All Ministries) and New Programs	1,303,500	—	—	—	1,066,042	—	—	1,066,042
46	Capital Funding	2,134,111	—	—	2,789,336	6	—	(6)	2,789,336
47	Commissions on Collection of Public Funds	1	—	—	—	73,460	—	(73,459)	1
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	49,531	—	(49,530)	1
49	Tax Transfers	1,489,000	—	—	1,686,000	—	—	—	1,686,000
50	Auditor General for Local Government	2,608	1,130	679	—	—	(1)	(2)	1,806
51	Forest Practices Board	3,862	2,475	1,386	—	3	(1)	(2)	3,861
	Total	4,933,083	3,605	2,065	4,475,336	1,189,042	(2)	(122,999)	5,547,047
	Overall Total	48,085,000	3,548,514	4,838,123	44,923,183	4,537,978	(1,322,864)	(6,296,934)	50,228,000
	Adjusted Totals[1]		2,943,278	4,643,092	44,882,055	4,056,509	—	(6,296,934)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

		Total					Office					Total
		2019/20					Furniture				Roads,	2020/21
		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
Vote and Statutory Appropriations		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1	Legislative Assembly	6,174	—	—	4,625	453	300	—	572	—	—	5,950
Officers of the Legislature
2	Auditor General	185	—	—	—	—	30	—	293	70	—	393
3	Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4	Elections BC	855	—	—	—	—	—	—	805	—	—	805
5	Human Rights Commissioner	1,000	—	—	—	—	90	—	110	1,000	—	1,200
6	Information and Privacy Commissioner	249	—	—	—	—	5	—	24	—	—	29
7	Merit Commissioner	32	—	—	—	—	4	—	8	—	—	12
8	Ombudsperson	138	—	—	—	—	12	—	60	—	—	72
9	Police Complaint Commissioner	22	—	—	—	—	7	—	21	—	—	28
10	Representative for Children and Youth	50	—	—	—	—	5	—	45	—	—	50
	Total	2,556	—	—	—	—	153	—	1,391	1,070	—	2,614
Office of the Premier
11	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education, Skills and Training
12	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
13	Ministry Operations	763	—	—	—	300	3	388	—	—	—	691
14	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	763	—	—	—	300	3	388	—	—	—	691
Ministry of Attorney General
15	Ministry Operations	5,103	—	—	—	5,411	24	30	285	—	—	5,750
16	Judiciary	570	—	—	—	—	30	—	890	—	—	920
17	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
18	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	6,036	—	—	—	5,411	54	30	1,538	—	—	7,033
Ministry of Children and Family Development
19	Ministry Operations	4,510	—	—	—	202	28	1,339	—	—	—	1,569
Ministry of Citizens’ Services
20	Ministry Operations	417,240	—	—	148,461	650	1,510	81	147,404	52,160	—	350,266
Ministry of Education
21	Ministry Operations	179	—	—	—	—	2	—	599	—	—	601
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	179	—	—	—	—	2	—	599	—	—	601

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total					Office					Total
		2019/20					Furniture				Roads,	2020/21
		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
Vote and Statutory Appropriations		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy, Mines and Petroleum Resources
22	Ministry Operations	198	—	—	—	45	1	172	—	—	—	218
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	198	—	—	—	45	1	172	—	—	—	218
Ministry of Environment and Climate Change Strategy
23	Ministry Operations	22,837	2,000	18,337	—	992	10	3,182	—	—	—	24,521
24	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	23,237	2,000	18,637	—	1,092	10	3,182	—	—	—	24,921
Ministry of Finance
25	Ministry Operations	547	—	—	—	—	10	—	123	—	—	133
26	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
27	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
28	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	557	—	—	—	10	10	—	123	—	—	143
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
29	Ministry Operations	32,182	—	3,266	11,473	603	18	8,743	15	—	13,225	37,343
30	Fire Management	525	—	—	—	525	—	—	—	—	—	525
	Statutory Appropriations	48,689	—	—	—	650	—	—	350	—	49,629	50,629
	Total	81,396	—	3,266	11,473	1,778	18	8,743	365	—	62,854	88,497
Ministry of Health
31	Ministry Operations	1,051	—	—	—	—	30	—	549	—	—	579
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1,051	—	—	—	—	30	—	549	—	—	579
Ministry of Indigenous Relations and Reconciliation
32	Ministry Operations	3,901	—	—	—	—	1	—	—	—	—	1
33	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3,901	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Economic Development and Competitiveness
34	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Labour
35	Ministry Operations	55	—	—	—	—	3	—	—	—	—	3
Ministry of Mental Health and Addictions
36	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total					Office					Total
		2019/20					Furniture				Roads,	2020/21
		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
Vote and Statutory Appropriations		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Municipal Affairs and Housing
37	Ministry Operations	402	—	—	—	—	2	—	359	—	—	361
38	Housing	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	3,900	—	—	—	—	—	—	—	3,900
	Total	402	—	3,900	—	—	2	—	359	—	—	4,261
Ministry of Public Safety and Solicitor General
39	Ministry Operations	12,059	—	—	—	1,167	53	1,152	8,890	—	—	11,262
40	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	12,059	—	—	—	1,167	53	1,152	8,890	—	—	11,262
Ministry of Social Development and Poverty Reduction
41	Ministry Operations	5,709	—	—	—	—	114	385	950	—	—	1,449
Ministry of Tourism, Arts and Culture
42	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Transportation and Infrastructure
43	Ministry Operations	2,885	—	—	—	734	10	3,639	—	—	1,000	5,383
Management of Public Funds and Debt
44	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	103,041	—	—	3,041	—	—	—	60,000	—	—	63,041
46	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50	Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
51	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	103,041	—	—	3,041	—	—	—	60,000	—	—	63,041
	Overall Total	672,457	2,000	25,803	167,600	11,842	2,310	19,111	223,240	53,230	63,854	568,990

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,257,330	(30,684)[1]	2,226,646
51	Supplementary Salary Costs	29,558	—	29,558
52	Employee Benefits	1,246,495	(574,552)[2]	671,943
54	Legislative Salaries and Indemnities	15,131	—	15,131
	Salaries and Benefits	3,548,514	(605,236)	2,943,278
55	Boards, Commissions and Courts - Fees and Expenses	18,319	—	18,319
57	Public Servant Travel	57,295	—	57,295
59	Centralized Management Support Services	86,218	(86,218)[3]	—
60	Professional Services	679,031	(1,255)[4]	677,776
63	Information Systems - Operating	432,684	(68,996)[4]	363,688
65	Office and Business Expenses	102,366	(13,812)[4]	88,554
67	Informational Advertising and Publications	9,966	—	9,966
68	Statutory Advertising and Publications	2,510	—	2,510
69	Utilities, Materials and Supplies	1,006,858	—	1,006,858
70	Operating Equipment and Vehicles	145,173	—	145,173
72	Non-Capital Roads and Bridges	1,701,002	—	1,701,002
73	Amortization	262,440	—	262,440
75	Building Occupancy Charges	334,261	(24,750)[4]	309,511
	Operating Costs	4,838,123	(195,031)	4,643,092
77	Transfers - Grants	1,212,383	(1,600)[4]	1,210,783
79	Transfers - Entitlements	27,754,235	—	27,754,235
80	Transfers - Shared Cost Arrangements	15,956,565	(39,528)[4]	15,917,037
	Government Transfers	44,923,183	(41,128)	44,882,055
81	Transfers Between Votes and Special Accounts	252,715	(252,715)[5]	—
83	Interest on the Public Debt	1,186,036	—	1,186,036
85	Other Expenses	3,099,227	(228,754)[4]	2,870,473
	Other Expenses	4,537,978	(481,469)	4,056,509
86	Recoveries Between Votes and Special Accounts	(252,715)	252,715 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,070,149)	1,070,149 [6]	—
	Internal Recoveries	(1,322,864)	1,322,864	—
89	Recoveries Within the Government Reporting Entity	(3,034,521)	—	(3,034,521)
90	Recoveries External to the Government Reporting Entity	(3,262,413)	—	(3,262,413)
	External Recoveries	(6,296,934)	—	(6,296,934)
	Net Operating Expenses	50,228,000	—	50,228,000

1       Recoveries between ministries for base salaries.

2       Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3       Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.

4              Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.

5       Transfers between votes and special accounts.

6       Recoveries for costs referred to in Notes 1, 2, 3, and 4.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	83,015	24,194	334	12,401	11,404	48,333	—	557	—	3,251	2,529	2,445	180	331	2,800
Members’ Services	40,919	994	19	6,957	10,543	18,513	—	144	—	235	243	332	—	90	—
Caucus Support Services	8,067	5,261	77	1,227	—	6,565	—	215	—	540	98	526	177	—	6
Respectful Workplace Office	—	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Office of the Speaker	454	259	—	57	—	316	—	15	—	40	4	99	—	—	—
Office of the Clerk	1,032	412	—	149	410	971	—	28	—	10	15	29	—	—	—
Clerk of Committees	962	505	—	170	247	922	—	10	—	10	12	28	—	—	—
Legislative Operations	18,955	7,823	110	1,642	—	9,575	—	71	—	1,772	1,959	1,143	3	241	2,208
Sergeant-at-Arms	6,227	4,599	128	1,144	204	6,075	—	20	—	76	60	193	—	—	143
Hansard	4,026	2,737	—	634	—	3,371	—	40	—	291	80	58	—	—	244
Legislative Library	2,373	1,604	—	421	—	2,025	—	14	—	27	58	37	—	—	199

Total	83,015	24,194	334	12,401	11,404	48,333	—	557	—	3,251	2,529	2,445	180	331	2,800

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislative Assembly	44	—	1,850	791	14,778	20	—	—	20	—	—	22,680	22,680	—	(160)	(160)	(1)	(636)	(637)	85,014
Members’ Services	—	—	—	—	1,044	—	—	—	—	—	—	22,026	22,026	—	—	—	—	—	—	41,583
Caucus Support Services	—	—	—	—	1,562	—	—	—	—	—	—	31	31	—	—	—	—	—	—	8,158
Respectful Workplace Office	—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
Office of the Speaker	—	—	—	—	158	10	—	—	10	—	—	20	20	—	—	—	—	—	—	504
Office of the Clerk	—	—	—	—	82	—	—	—	—	—	—	128	128	—	—	—	—	—	—	1,181
Clerk of Committees	—	—	—	—	60	—	—	—	—	—	—	—	—	—	—	—	—	—	—	982
Legislative Operations	17	—	1,850	791	10,055	10	—	—	10	—	—	475	475	—	(160)	(160)	(1)	(636)	(637)	19,318
Sergeant-at-Arms	27	—	—	—	519	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,594
Hansard	—	—	—	—	713	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,084
Legislative Library	—	—	—	—	335	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,360

Total	44	—	1,850	791	14,778	20	—	—	20	—	—	22,680	22,680	—	(160)	(160)	(1)	(636)	(637)	85,014

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	18,216	10,145	100	2,695	302	13,242	—	689	—	1,759	624	481	—	—	—

Total	18,216	10,145	100	2,695	302	13,242	—	689	—	1,759	624	481	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	718	227	—	115	235	577	—	45	—	55	11	20	—	1	1

Total	718	227	—	115	235	577	—	45	—	55	11	20	—	1	1

VOTE 4 Elections BC

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	18,151	6,447	566	1,593	302	8,908	—	132	—	612	2,294	785	342	2	28

Total	18,151	6,447	566	1,593	302	8,908	—	132	—	612	2,294	785	342	2	28

VOTE 5 Human Rights Commissioner

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	2,000	2,178	51	626	298	3,153	—	175	—	245	227	401	70	—	1

Total	2,000	2,178	51	626	298	3,153	—	175	—	245	227	401	70	—	1

VOTE 6 Information and Privacy Commissioner

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	6,702	3,390	—	932	304	4,626	—	52	—	379	239	173	—	18	35

Total	6,702	3,390	—	932	304	4,626	—	52	—	379	239	173	—	18	35

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	220	1,490	5,263	70	—	—	70	—	—	—	—	—	—	—	—	—	—	18,575

Total	—	—	220	1,490	5,263	70	—	—	70	—	—	—	—	—	—	—	—	—	—	18,575

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	2	22	157	—	—	—	—	—	—	—	—	—	—	—	—	—	—	734

Total	—	—	2	22	157	—	—	—	—	—	—	—	—	—	—	—	—	—	—	734

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	594	1,491	6,281	—	3,610	—	3,610	—	—	2	2	—	—	—	—	—	—	18,801

Total	1	—	594	1,491	6,281	—	3,610	—	3,610	—	—	2	2	—	—	—	—	—	—	18,801

VOTE 5 Human Rights Commissioner

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Human Rights Commissioner	—	—	88	585	1,792	5	—	—	5	—	—	553	553	—	(1)	(1)	(1)	(1)	(2)	5,500

Total	—	—	88	585	1,792	5	—	—	5	—	—	553	553	—	(1)	(1)	(1)	(1)	(2)	5,500

VOTE 6 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	147	713	1,756	—	—	—	—	—	—	563	563	—	(1)	(1)	(1)	(1)	(2)	6,942

Total	—	—	147	713	1,756	—	—	—	—	—	—	563	563	—	(1)	(1)	(1)	(1)	(2)	6,942

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,365	476	—	147	80	703	—	17	—	272	28	21	19	12	6

Total	1,365	476	—	147	80	703	—	17	—	272	28	21	19	12	6

VOTE 8 Ombudsperson

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	8,873	6,165	87	1,624	304	8,180	—	94	—	232	356	320	64	20	50

Total	8,873	6,165	87	1,624	304	8,180	—	94	—	232	356	320	64	20	50

VOTE 9 Police Complaint Commissioner

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,822	1,774	5	527	304	2,610	—	51	—	555	74	68	10	1	12

Total	3,822	1,774	5	527	304	2,610	—	51	—	555	74	68	10	1	12

VOTE 10 Representative for Children and Youth

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	9,750	6,127	131	1,614	302	8,174	—	345	—	332	628	447	—	—	7

Total	9,750	6,127	131	1,614	302	8,174	—	345	—	332	628	447	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	14	160	549	—	—	—	—	—	—	113	113	—	—	—	—	—	—	1,365

Total	—	—	14	160	549	—	—	—	—	—	—	113	113	—	—	—	—	—	—	1,365

VOTE 8 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	114	953	2,203	—	—	—	—	—	—	—	—	—	(952)	(952)	—	(65)	(65)	9,366

Total	—	—	114	953	2,203	—	—	—	—	—	—	—	—	—	(952)	(952)	—	(65)	(65)	9,366

VOTE 9 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	30	397	1,198	—	—	—	—	—	—	285	285	—	—	—	—	(1)	(1)	4,092

Total	—	—	30	397	1,198	—	—	—	—	—	—	285	285	—	—	—	—	(1)	(1)	4,092

VOTE 10 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	55	1,019	2,841	5	—	5	10	—	—	1	1	—	(553)	(553)	(1)	(1)	(2)	10,471

Total	8	—	55	1,019	2,841	5	—	5	10	—	—	1	1	—	(553)	(553)	(1)	(1)	(2)	10,471

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,413	2,210	9	568	—	2,787	—	81	8	37	90	661	—	—	1
Cabinet Operations	1,866	1,221	2	310	—	1,533	—	25	20	1	60	29	—	—	1
Executive and Support Services	6,070	3,810	28	1,047	108	4,993	—	377	56	60	107	135	—	—	5
Premier’s Office	3,246	2,226	5	611	108	2,950	—	275	—	10	57	59	—	—	—
Corporate Services	2,824	1,584	23	436	—	2,043	—	102	56	50	50	76	—	—	5

Total	11,349	7,241	39	1,925	108	9,313	—	483	84	98	257	825	—	—	7

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	889	700	—	281	981	—	—	18	18	—	(716)	(716)	(1)	(700)	(701)	3,258
Cabinet Operations	1	—	1	1	139	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	1,788
Executive and Support Services	25	—	7	5	777	1	—	—	1	—	—	520	520	—	(1)	(1)	(1)	(1)	(2)	6,288
Premier’s Office	1	—	2	—	404	—	—	—	—	—	—	246	246	—	—	—	—	—	—	3,600
Corporate Services	24	—	5	5	373	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	2,688

Total	31	—	8	12	1,805	702	—	281	983	—	—	656	656	—	(718)	(718)	(3)	(702)	(705)	11,334

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 12 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,121,552	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	70,420	4,170	—	1,059	—	5,229	—	28	—	575	2,012	444	—	—	—
Private Training Institutions	1	2,175	2	552	—	2,729	30	30	22	200	40	25	—	—	—
Workforce Innovation and Skills Training	17,151	9,562	55	2,430	—	12,047	—	154	100	2,901	5,021	193	1,275	—	—
Strategy and Planning	3,108	2,328	8	591	—	2,927	—	31	4	210	343	33	—	—	—
Labour Market Information and Policy	3,702	2,245	4	571	—	2,820	—	24	62	1,853	3,109	43	1,275	—	—
Labour Market and Skills Training Programs	10,341	4,989	43	1,268	—	6,300	—	99	34	838	1,569	117	—	—	—
Transfers to Crown Corporations and Agencies	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	21,504	12,279	66	3,138	54	15,537	40	229	622	896	1,510	154	750	19	8
Minister’s Office	737	339	—	106	54	499	—	75	—	—	15	24	—	—	—
Corporate Services	20,767	11,940	66	3,032	—	15,038	40	154	622	896	1,495	130	750	19	8

Total	2,329,505	28,186	123	7,179	54	35,542	70	441	744	4,572	8,583	816	2,025	19	8

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	8,860	2,136,118	16,458	2,161,436	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	2,144,435
Student Services Programs	—	—	—	—	3,059	66,782	7,971	3,147	77,900	—	—	9	9	—	—	—	(1)	(1)	(2)	86,195
Private Training Institutions	—	—	50	255	652	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,398)	(3,399)	1
Workforce Innovation and Skills Training	—	—	565	26	10,235	—	—	131,285	131,285	—	—	3,457	3,457	—	(16,652)	(16,652)	(1)	(123,511)	(123,512)	16,860
Strategy and Planning	—	—	—	26	647	—	—	150	150	—	—	3	3	—	—	—	(1)	—	(1)	3,726
Labour Market Information and Policy	—	—	—	—	6,366	—	—	10,000	10,000	—	—	—	—	—	(16,652)	(16,652)	—	—	—	2,534
Labour Market and Skills Training Programs	—	—	565	—	3,222	—	—	121,135	121,135	—	—	3,454	3,454	—	—	—	—	(123,511)	(123,511)	10,600
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
Industry Training Authority	—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
Executive and Support Services	9	—	905	—	5,142	—	—	—	—	—	—	183	183	—	(214)	(214)	(104)	(414)	(518)	20,130
Minister’s Office	—	—	—	—	114	—	—	—	—	—	—	75	75	—	—	—	—	—	—	688
Corporate Services	9	—	905	—	5,028	—	—	—	—	—	—	108	108	—	(214)	(214)	(104)	(414)	(518)	19,442

Total	9	—	1,520	281	19,088	75,642	2,144,089	249,767	2,469,498	—	—	3,670	3,670	—	(33,867)	(33,867)	(108)	(127,325)	(127,433)	2,366,498

MINISTRY OF AGRICULTURE

($000)

VOTE 13 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	18,919	11,198	22	2,845	—	14,065	—	384	—	2,413	106	641	—	—	697
Business Development	52,880	12,133	79	3,114	—	15,326	—	321	—	1,796	1,050	345	40	—	92
BC Farm Industry Review Board	1,348	498	—	126	—	624	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,987	776	—	217	54	1,047	—	137	430	71	636	481	—	—	—
Minister’s Office	643	341	—	107	54	502	—	87	—	—	9	14	—	—	—
Corporate Services	6,344	435	—	110	—	545	—	50	430	71	627	467	—	—	—

Total	80,134	24,605	101	6,302	54	31,062	377	872	430	4,579	1,796	1,497	40	—	789

VOTE 14 Agricultural Land Commission

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,873	2,165	—	550	—	2,715	794	188	28	525	239	69	—	21	26

Total	4,873	2,165	—	550	—	2,715	794	188	28	525	239	69	—	21	26

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	523	—	5,012	—	—	11,402	11,402	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	16,634
Business Development	76	—	57	—	3,777	18,653	—	12,172	30,825	10,000	—	3,220	13,220	—	(3)	(3)	(3)	(10,549)	(10,552)	52,593
BC Farm Industry Review Board	—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,364
Executive and Support Services	264	—	121	173	2,313	—	—	—	—	—	—	3,313	3,313	—	(1)	(1)	(1)	(1)	(2)	6,670
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	31	31	—	—	—	—	—	—	643
Corporate Services	264	—	121	173	2,203	—	—	—	—	—	—	3,282	3,282	—	(1)	(1)	(1)	(1)	(2)	6,027

Total	588	—	702	173	11,843	18,653	—	23,574	42,227	10,000	—	6,560	16,560	—	(8)	(8)	(9)	(24,414)	(24,423)	77,261

VOTE 14 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,943

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,943

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

Total	—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	129,485	20,445	—	5,194	—	25,639	—	284	43	744	306	306	30	—	—
Prosecution Services	143,091	107,728	548	27,363	—	135,639	1,857	1,323	71	4,411	260	2,529	—	—	399
Court Services	117,152	83,305	973	21,354	—	105,632	1,975	1,664	49	2,393	2,407	3,213	—	—	1,508
Legal Services	27,901	47,263	485	12,055	—	59,803	20	856	—	52,337	5	2,013	—	127	—
Agencies, Boards, Commissions and Other Tribunals	30,616	22,385	236	6,162	—	28,783	5,599	428	—	2,809	1,416	1,019	30	39	10
Agencies, Boards, Commissions and Other Tribunals	30,615	15,953	23	4,085	—	20,061	4,712	257	—	1,180	902	609	30	22	5
British Columbia Utilities Commission	1	6,432	213	2,077	—	8,722	887	171	—	1,629	514	410	—	17	5
Liquor and Cannabis Regulation	1	7,672	20	1,949	—	9,641	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,437	10,514	72	2,670	—	13,256	—	472	333	372	507	641	—	40	2
Gaming Policy and Enforcement Operations	19,436	10,514	72	2,670	—	13,256	—	472	333	372	507	641	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	24,524	9,478	18	2,428	54	11,978	—	157	62	41	9,660	227	—	12	3
Minister’s Office	896	434	—	131	54	619	—	60	—	—	20	25	—	—	3
Corporate Services	23,628	9,044	18	2,297	—	11,359	—	97	62	41	9,640	202	—	12	—

Total	492,207	308,790	2,352	79,175	54	390,371	9,451	5,405	705	63,407	15,086	10,248	60	218	1,927

VOTE 16 Judiciary

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	79,697	57,507	130	14,607	—	72,244	2,589	2,023	18	514	2,521	2,149	—	—	121
Superior Courts	18,252	13,110	80	3,330	—	16,520	—	186	—	250	1,846	795	—	—	26
Provincial Courts	61,445	44,397	50	11,277	—	55,724	2,589	1,837	18	264	675	1,354	—	—	95

Total	79,697	57,507	130	14,607	—	72,244	2,589	2,023	18	514	2,521	2,149	—	—	121

VOTE 17 Crown Proceeding Act

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	64	—	463	61	2,301	916	—	125,847	126,763	—	—	109	109	—	(1,400)	(1,400)	(10)	(3,292)	(3,302)	150,110
Prosecution Services	88	—	99	300	11,337	—	—	—	—	—	—	1,143	1,143	(1,688)	(1)	(1,689)	—	(1)	(1)	146,429
Court Services	1,589	—	1,963	611	17,372	—	—	—	—	—	—	797	797	—	(1)	(1)	—	(2,852)	(2,852)	120,948
Legal Services	—	—	93	—	55,451	—	—	—	—	—	—	397	397	—	(88,037)	(88,037)	(290)	(10)	(300)	27,314
Agencies, Boards, Commissions and Other Tribunals	—	—	47	1,287	12,684	—	—	—	—	10,355	—	70	10,425	—	(2)	(2)	(1,278)	(14,933)	(16,211)	35,679
Agencies, Boards, Commissions and Other Tribunals	—	—	46	21	7,784	—	—	—	—	10,355	—	38	10,393	—	(2)	(2)	(1,278)	(1,280)	(2,558)	35,678
British Columbia Utilities Commission	—	—	1	1,266	4,900	—	—	—	—	—	—	32	32	—	—	—	—	(13,653)	(13,653)	1
Liquor and Cannabis Regulation	170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(12,333)	(12,334)	1
Gaming Policy and Enforcement	8	—	444	—	2,819	11,000	—	108,086	119,086	—	—	49	49	—	(1)	(1)	—	(115,772)	(115,772)	19,437
Gaming Policy and Enforcement Operations	8	—	444	—	2,819	—	—	7,086	7,086	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,436
Distribution of Gaming Proceeds	—	—	—	—	—	11,000	—	101,000	112,000	—	—	—	—	—	—	—	—	(111,999)	(111,999)	1
Executive and Support Services	—	—	8,005	160	18,327	—	—	—	—	—	—	597	597	—	(6,261)	(6,261)	(1)	(1)	(2)	24,639
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	173	173	—	—	—	—	—	—	900
Corporate Services	—	—	8,005	160	18,219	—	—	—	—	—	—	424	424	—	(6,261)	(6,261)	(1)	(1)	(2)	23,739

Total	1,919	—	11,163	3,168	122,757	11,916	—	233,933	245,849	10,355	—	3,391	13,746	(1,688)	(95,704)	(97,392)	(1,580)	(149,194)	(150,774)	524,557

VOTE 16 Judiciary

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	64	—	1,001	275	11,275	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	83,572
Superior Courts	4	—	400	—	3,507	—	—	—	—	—	—	43	43	—	(1)	(1)	—	—	—	20,069
Provincial Courts	60	—	601	275	7,768	—	—	12	12	—	—	—	—	—	(1)	(1)	—	—	—	63,503

Total	64	—	1,001	275	11,275	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	83,572

VOTE 17 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	9,400	5,530	—	1,592	—	7,122	—	154	48	284	816	317	—	—	20

Total	9,400	5,530	—	1,592	—	7,122	—	154	48	284	816	317	—	—	20

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	9,704	19,514	182	4,957	—	24,653	—	166	—	1,903	1,559	848	—	26	4
Public Inquiry Act	—	336	—	85	—	421	—	10	548	7,422	649	274	70	—	—

Total	9,704	19,850	182	5,042	—	25,074	—	176	548	9,325	2,208	1,122	70	26	4

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,075

Total	96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,075

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	883	176	5,565	—	—	—	—	—	—	385	385	—	(1)	(1)	—	(20,247)	(20,247)	10,355
Public Inquiry Act	—	—	337	405	9,715	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,136

Total	—	—	1,220	581	15,280	—	—	—	—	—	—	385	385	—	(1)	(1)	—	(20,247)	(20,247)	20,491

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	624,807	10,332	80	2,624	—	13,036	21	91	—	124	—	489	98	—	—
Services for Children and Youth with Special Needs	390,669	15,145	132	3,847	—	19,124	—	265	—	—	670	120	—	—	83
Child and Youth Mental Health Services	109,396	50,343	952	12,858	—	64,153	—	589	—	437	222	515	—	—	357
Child Safety, Family Support and Children in Care Services	682,677	122,004	3,315	31,031	—	156,350	—	2,802	21,334	246	—	50	—	22	84
Adoption Services	34,752	6,562	23	1,674	—	8,259	—	49	—	—	—	7	—	—	—
Youth Justice Services	47,421	28,505	876	7,245	—	36,626	—	285	—	27	—	112	—	—	831
Service Delivery Support	159,121	76,868	899	19,904	—	97,671	—	3,757	4,046	4,523	4,703	6,028	—	—	—
Executive and Support Services	19,103	14,025	63	3,609	95	17,792	—	520	763	1,096	51	1,271	21	—	—
Ministers’ Offices	990	550	—	178	95	823	—	110	—	—	18	13	—	—	—
Corporate Services	18,113	13,475	63	3,431	—	16,969	—	410	763	1,096	33	1,258	21	—	—

Total	2,067,946	323,784	6,340	82,792	95	413,011	21	8,358	26,143	6,453	5,646	8,592	119	22	1,355

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Childhood Development and Child Care Services	—	—	98	2,460	3,381	1,200	268,310	466,916	736,426	—	—	3,000	3,000	—	(660)	(660)	(1)	(41,001)	(41,002)	714,181
Services for Children and Youth with Special Needs	20	—	—	—	1,158	—	23,370	378,703	402,073	—	—	22	22	—	(1)	(1)	(1)	(12,284)	(12,285)	410,091
Child and Youth Mental Health Services	152	—	—	1,032	3,304	—	130	52,569	52,699	—	—	3,000	3,000	—	(8,768)	(8,768)	(660)	(115)	(775)	113,613
Child Safety, Family Support and Children in Care Services	8	—	—	100	24,646	—	48,699	564,559	613,258	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	731,874
Adoption Services	—	—	—	—	56	—	144	26,432	26,576	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	34,888
Youth Justice Services	131	—	—	—	1,386	—	299	27,821	28,120	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	48,147
Service Delivery Support	1,853	—	1,294	1,941	28,145	—	—	811	811	—	—	30,193	30,193	—	(1)	(1)	(1)	(198)	(199)	156,620
Executive and Support Services	—	—	21	79	3,822	—	—	1,740	1,740	—	—	316	316	—	(1)	(1)	(1)	(4,636)	(4,637)	19,032
Ministers’ Offices	—	—	—	—	141	—	—	—	—	—	—	27	27	—	—	—	—	—	—	991
Corporate Services	—	—	21	79	3,681	—	—	1,740	1,740	—	—	289	289	—	(1)	(1)	(1)	(4,636)	(4,637)	18,041

Total	2,164	—	1,413	5,612	65,898	1,200	340,952	1,519,551	1,861,703	—	—	37,165	37,165	—	(9,434)	(9,434)	(814)	(139,083)	(139,897)	2,228,446

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	32,500	24,851	207	6,393	—	31,451	—	390	184	961	11,436	1,036	—	20	45
Service BC Operations	31,663	20,351	173	5,250	—	25,774	—	347	88	529	7,635	546	—	—	22
BC Online	836	2,286	2	581	—	2,869	—	10	85	432	2,999	108	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	17,914	8,232	75	2,091	—	10,398	—	123	242	1,232	4,513	222	—	—	—
Information Communication Technologies	1,553	2,127	—	540	—	2,667	—	46	107	672	2,375	39	—	—	—
Procurement and Supply Services	4,209	22,126	597	5,620	—	28,343	—	130	935	1,005	5,418	1,108	—	—	2,544
Real Property	316,354	15,864	34	4,029	—	19,927	—	234	286	334	177	363	—	—	23,520
Enterprise Services	137,184	24,897	159	6,758	—	31,814	—	75	909	3,181	161,012	744	—	—	—
Corporate Information and Records Management Office	22,776	17,155	44	4,357	—	21,556	—	39	769	4,432	1,596	338	—	—	—
Government Digital Experience	8,455	6,204	55	1,577	—	7,836	—	44	18	7	798	62	—	—	—
Executive and Support Services	19,961	11,539	11	2,959	54	14,563	—	83	30	267	2,695	185	—	—	—
Minister’s Office	690	339	1	106	54	500	—	38	—	—	16	11	—	—	—
Corporate Services	19,271	11,200	10	2,853	—	14,063	—	45	30	267	2,679	174	—	—	—

Total	560,906	132,995	1,182	34,324	54	168,555	—	1,164	3,480	12,091	190,020	4,097	—	20	26,109

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	3,027	242	17,341	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	31,083
Service BC Operations	—	—	1,822	—	10,989	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	30,293
BC Online	—	—	5	237	3,876	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	789
BC Registry Services	—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
Office of the Chief Information Officer	—	—	885	39	7,256	—	—	—	—	—	—	4	4	—	(653)	(653)	(1)	(1)	(2)	17,003
Information Communication Technologies	—	—	—	—	3,239	—	—	3,782	3,782	—	—	—	—	—	(1,056)	(1,056)	(943)	(6,203)	(7,146)	1,486
Procurement and Supply Services	6,422	—	44	4,353	21,959	—	—	—	—	—	—	75,514	75,514	—	(70,312)	(70,312)	(17,092)	(34,099)	(51,191)	4,313
Real Property	30	—	63,059	297,237	385,240	—	—	—	—	—	—	43,710	43,710	—	(24,750)	(24,750)	(66,932)	(38,930)	(105,862)	318,265
Enterprise Services	—	—	24,739	—	190,660	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	130,819
Corporate Information and Records Management Office	—	—	155	—	7,329	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	21,862
Government Digital Experience	—	—	264	9	1,202	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	8,054
Executive and Support Services	7	—	44	—	3,311	—	—	—	—	—	—	949	949	—	(23)	(23)	(4)	(31)	(35)	18,765
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	85	85	—	—	—	—	—	—	652
Corporate Services	7	—	42	—	3,244	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	18,113

Total	6,459	—	92,217	301,880	637,537	—	—	3,782	3,782	—	—	121,433	121,433	—	(178,583)	(178,583)	(100,157)	(100,917)	(201,074)	551,650

MINISTRY OF EDUCATION

($000)

VOTE 21 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	5,970,100	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Independent Schools	436,469	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	76,477	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	46,899	21,838	9	5,576	54	27,477	13	1,109	1,307	5,893	7,302	2,627	773	802	24
Minister’s Office	712	339	—	106	54	499	—	70	—	—	6	7	—	—	—
Education and Corporate Services	46,187	21,499	9	5,470	—	26,978	13	1,039	1,307	5,893	7,296	2,620	773	802	24

Total	6,529,945	21,838	9	5,576	54	27,477	13	1,109	1,307	5,893	18,391	2,627	773	802	24

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,952	4,181	—	1,062	—	5,243	485	28	750	550	335	693	—	—	—

Total	38,953	4,181	—	1,062	—	5,243	485	28	750	550	335	693	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	11,089	119,456	5,944,359	66,248	6,130,063	—	—	1	1	—	(1)	(1)	(5,000)	(12,000)	(17,000)	6,124,152
Independent Schools	—	—	—	—	—	—	449,039	—	449,039	—	—	—	—	—	—	—	—	(200)	(200)	448,839
Transfers to Other Partners	—	—	—	—	—	17,040	22,607	8,745	48,392	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	42,636
Executive and Support Services	—	—	230	—	20,080	800	—	1,200	2,000	—	—	1,086	1,086	(1)	(644)	(645)	(961)	(6,737)	(7,698)	42,300
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	130	130	—	—	—	—	—	—	712
Education and Corporate Services	—	—	230	—	19,997	800	—	1,200	2,000	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	41,588

Total	—	—	230	—	31,169	137,296	6,416,005	76,193	6,629,494	—	—	1,087	1,087	(1)	(645)	(646)	(6,311)	(24,343)	(30,654)	6,657,927

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	821	3,662	—	—	—	—	—	—	70	70	—	—	—	—	—	—	8,975

Total	—	—	—	821	3,662	—	30,000	—	30,000	1	—	70	71	—	—	—	—	—	—	38,976

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 22 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines Competitiveness and Authorizations	17,525	13,481	1,109	3,424	—	18,014	50	863	—	1,725	164	263	—	—	65
Mines Health, Safety and Enforcement	9,297	6,443	740	1,637	—	8,820	50	512	—	588	80	128	—	—	32
Electricity and Alternative Energy	117,346	4,191	—	1,065	—	5,256	—	114	—	2,049	62	57	920	—	—
Oil and Gas	17,913	5,633	—	1,431	—	7,064	—	354	—	2,490	306	340	—	—	69
Strategic and Indigenous Affairs	3,100	1,768	—	449	—	2,217	—	103	—	513	21	75	—	—	—
Executive and Support Services	11,857	1,829	36	485	54	2,404	—	177	2,458	438	737	1,380	—	—	—
Minister’s Office	576	339	—	106	54	499	—	47	—	—	9	15	—	—	—
Corporate Services	11,281	1,490	36	379	—	1,905	—	130	2,458	438	728	1,365	—	—	—

Total	177,038	33,345	1,885	8,491	54	43,775	100	2,123	2,458	7,803	1,370	2,243	920	—	166

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	3,243	392	—	99	—	491	—	5	—	16	—	5	—	—	—

Total	3,243	392	—	99	—	491	—	5	—	16	—	5	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines Competitiveness and Authorizations	69	—	—	—	3,199	—	—	118	118	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	18,293
Mines Health, Safety and Enforcement	34	—	—	—	1,424	—	—	57	57	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	10,306
Electricity and Alternative Energy	—	—	—	—	3,202	—	—	42,688	42,688	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	51,147
Oil and Gas	63	—	5,934	—	9,556	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	16,772
Strategic and Indigenous Affairs	—	—	—	—	712	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,031
Executive and Support Services	287	—	842	1,033	7,352	—	—	—	—	—	—	1,639	1,639	—	(3)	(3)	(3)	(3)	(6)	11,386
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	576
Corporate Services	287	—	842	1,033	7,281	—	—	—	—	—	—	1,630	1,630	—	(2)	(2)	(2)	(2)	(4)	10,810

Total	453	—	6,776	1,033	25,445	—	—	43,063	43,063	—	—	1,727	1,727	—	(8)	(8)	(8)	(3,059)	(3,067)	110,935

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	26	—	—	2,182	2,182	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,696

Total	—	—	—	—	26	—	—	2,182	2,182	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,696

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 23 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	13,314	24,084	294	6,217	—	30,595	—	748	—	1,019	200	1,265	—	—	336
Environmental Sustainability	23,622	13,337	42	3,388	—	16,767	—	610	—	3,364	291	231	—	—	626
BC Parks	41,567	16,825	131	4,335	—	21,291	—	514	—	326	146	689	—	18	7,575
Conservation Officer Service	19,244	13,394	45	3,458	—	16,897	—	535	—	327	462	263	—	—	379
Climate Action	14,849	5,194	—	1,319	—	6,513	—	128	—	1,568	847	7,070	—	—	9
CleanBC Program for Industry	55,352	2,309	—	586	—	2,895	—	31	—	1,200	1,500	17	—	—	—
Executive and Support Services	24,786	1,202	16	325	54	1,597	—	90	1,437	75	1,173	1,367	—	—	47
Minister’s Office	631	340	—	106	54	500	—	75	—	—	—	12	—	—	—
Corporate Services	24,155	862	16	219	—	1,097	—	15	1,437	75	1,173	1,355	—	—	47

Total	192,734	76,345	528	19,628	54	96,555	—	2,656	1,437	7,879	4,619	10,902	—	18	8,972

VOTE 24 Environmental Assessment Office

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	14,531	7,720	62	1,968	—	9,750	1	491	600	852	125	160	—	—	3
Information, Innovation and Technology	6,357	16,193	25	4,113	—	20,331	—	10	—	100	6,237	60	—	—	—

Total	20,888	23,913	87	6,081	—	30,081	1	501	600	952	6,362	220	—	—	3

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	9,800	—	—	—	—	—	—	—	—	2,410	—	—	—	—	5,455
Sustainable Environment Fund	25,929	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	35,729	—	—	—	—	—	—	—	—	2,410	—	—	—	—	5,455

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	651	—	501	14	4,734	100	—	628	728	—	—	714	714	(23,635)	(1)	(23,636)	(1)	(199)	(200)	12,935
Environmental Sustainability	238	—	1,039	4	6,403	190	—	3,379	3,569	—	—	25	25	(442)	(151)	(593)	(25)	(3,477)	(3,502)	22,669
BC Parks	231	—	9,938	—	19,437	—	—	150	150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	40,682
Conservation Officer Service	361	—	240	—	2,567	—	—	—	—	—	—	21	21	(349)	(1)	(350)	(1)	(120)	(121)	19,014
Climate Action	—	—	10	—	9,632	—	—	120	120	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	12,883
CleanBC Program for Industry	—	—	—	—	2,748	—	37,240	12,485	49,725	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	55,365
Executive and Support Services	1,993	—	2,905	192	9,279	60	—	—	60	—	—	13,952	13,952	(301)	(1)	(302)	(1)	(1)	(2)	24,584
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	44	44	—	—	—	—	—	—	631
Corporate Services	1,993	—	2,905	192	9,192	60	—	—	60	—	—	13,908	13,908	(301)	(1)	(302)	(1)	(1)	(2)	23,953

Total	3,474	—	14,633	210	54,800	350	37,240	16,762	54,352	—	—	14,757	14,757	(26,032)	(2,156)	(28,188)	(31)	(4,113)	(4,144)	188,132

VOTE 24 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,240	2,400	—	1,150	3,550	—	—	74	74	—	(1)	(1)	(1)	(900)	(901)	14,712
Information, Innovation and Technology	—	—	—	—	6,407	—	—	—	—	—	—	—	—	(1,273)	(18,695)	(19,968)	—	—	—	6,770

Total	2	—	5	1	8,647	2,400	—	1,150	3,550	—	—	74	74	(1,273)	(18,696)	(19,969)	(1)	(900)	(901)	21,482

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	7,865	150	—	985	1,135	—	—	500	500	—	—	—	(500)	—	(500)	9,000
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	26,032	—	—	26,032	—	—	—	—	—	—	26,032

Total	—	—	—	—	7,865	150	—	985	1,135	26,032	—	500	26,532	—	—	—	(500)	—	(500)	35,032

MINISTRY OF FINANCE

($000)

VOTE 25 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	7,073	5,176	60	1,315	—	6,551	—	27	72	23	136	52	—	176	1
Office of the Comptroller General	21,702	12,396	114	3,148	—	15,658	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	19,259	9,836	94	2,498	—	12,428	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,443	2,560	20	650	—	3,230	—	36	2	10	28	15	—	—	—
Treasury	1	6,651	46	1,739	—	8,436	—	49	180	1,215	3,269	815	—	—	—
Revenue Division	179,108	53,370	695	13,555	—	67,620	—	1,078	3,375	2,852	9,582	7,176	504	5	17
Policy and Legislation	7,694	6,514	20	1,655	—	8,189	—	241	864	275	184	227	—	1	—
Policy and Legislation	7,693	4,047	12	1,028	—	5,087	—	65	612	29	32	45	—	1	—
Office of the Superintendent of Real Estate	1	2,467	8	627	—	3,102	—	176	252	246	152	182	—	—	—
Public Sector Employers’ Council Secretariat	16,852	1,752	6	445	—	2,203	—	75	100	10	68	51	—	—	—
Crown Agencies and Board Resourcing Office	1,556	1,041	1	272	—	1,314	—	9	—	—	18	124	—	—	—
Executive and Support Services	31,341	12,049	28	3,102	54	15,233	—	874	65	12,039	965	540	773	—	6
Minister’s Office	735	437	3	131	54	625	—	35	—	—	9	20	—	—	—
Corporate Services	30,606	11,612	25	2,971	—	14,608	—	839	65	12,039	956	520	773	—	6

Total	265,327	98,949	970	25,231	54	125,204	—	2,395	4,774	16,424	21,900	9,235	1,277	194	24

VOTE 26 Government Communications and Public Engagement

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	29,350	17,598	100	4,530	—	22,228	—	176	34	790	950	1,058	3,537	—	38

Total	29,350	17,598	100	4,530	—	22,228	—	176	34	790	950	1,058	3,537	—	38

VOTE 27 BC Public Service Agency

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	56,545	28,065	212	7,128	—	35,405	—	656	122	1,533	24,051	3,043	410	—	—
Service Operations	15,309	10,662	120	2,708	—	13,490	—	44	—	29	98	279	410	—	—
People and Organizational Development	9,728	6,206	63	1,576	—	7,845	—	310	—	1,106	124	1,120	—	—	—
Policy, Innovation and Engagement	1,508	3,764	10	956	—	4,730	—	79	—	378	82	1,391	—	—	—
Employee Relations	4,664	3,101	1	788	—	3,890	—	177	110	—	45	62	—	—	—
Corporate Services	25,336	4,332	18	1,100	—	5,450	—	46	12	20	23,702	191	—	—	—

Total	56,545	28,065	212	7,128	—	35,405	—	656	122	1,533	24,051	3,043	410	—	—

MINISTRY OF FINANCE

($000)

VOTE 25 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	12	—	43	2	544	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	6,847
Office of the Comptroller General	—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	21,636
Office of the Comptroller General	—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	19,215
Internal Audit and Advisory Services	—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,421
Treasury	—	—	9	1	5,538	—	—	—	—	—	—	34,806	34,806	—	(13,243)	(13,243)	(1,135)	(34,401)	(35,536)	1
Revenue Division	91	—	9,661	55	34,396	49,900	600	2,467	52,967	—	—	32,581	32,581	—	(1,566)	(1,566)	(1)	(2,909)	(2,910)	183,088
Policy and Legislation	—	—	—	153	1,945	1,509	—	—	1,509	—	—	552	552	—	(1)	(1)	(1)	(4,814)	(4,815)	7,379
Policy and Legislation	—	—	—	—	784	1,509	—	—	1,509	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	7,378
Office of the Superintendent of Real Estate	—	—	—	153	1,161	—	—	—	—	—	—	551	551	—	—	—	—	(4,813)	(4,813)	1
Public Sector Employers’ Council Secretariat	10	—	—	—	314	15,888	—	—	15,888	—	—	3	3	—	(1,600)	(1,600)	(1)	(20)	(21)	16,787
Crown Agencies and Board Resourcing Office	—	—	—	—	151	—	—	—	—	—	—	4	4	—	(31)	(31)	(1)	(1)	(2)	1,436
Executive and Support Services	8	—	3	1	15,274	170	—	—	170	—	—	663	663	—	(864)	(864)	(1)	(158)	(159)	30,317
Minister’s Office	—	—	—	—	64	—	—	—	—	—	—	46	46	—	—	—	—	—	—	735
Corporate Services	8	—	3	1	15,210	170	—	—	170	—	—	617	617	—	(864)	(864)	(1)	(158)	(159)	29,582

Total	121	—	9,986	212	66,542	67,467	600	2,467	70,534	—	—	68,637	68,637	—	(19,764)	(19,764)	(1,348)	(42,314)	(43,662)	267,491

VOTE 26 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications	—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,326

Total	—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,326

VOTE 27 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	30,403	—	—	—	—	—	—	9,030	9,030	(200)	(16,237)	(16,437)	(2,215)	(1,805)	(4,020)	54,381
Service Operations	—	—	—	—	860	—	—	—	—	—	—	15	15	—	(325)	(325)	(25)	(25)	(50)	13,990
People and Organizational Development	—	—	—	83	2,743	—	—	—	—	—	—	5,697	5,697	—	(7,480)	(7,480)	—	(4)	(4)	8,801
Policy, Innovation and Engagement	—	—	—	—	1,930	—	—	—	—	—	—	2,352	2,352	—	(7,588)	(7,588)	—	—	—	1,424
Employee Relations	—	—	—	—	394	—	—	—	—	—	—	9	9	(200)	(3)	(203)	—	(6)	(6)	4,084
Corporate Services	—	—	495	10	24,476	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	26,082

Total	—	—	495	93	30,403	—	—	—	—	—	—	9,030	9,030	(200)	(16,237)	(16,437)	(2,215)	(1,805)	(4,020)	54,381

MINISTRY OF FINANCE

($000)

VOTE 28 Benefits and Other Employment Costs

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	8,738	—	599,649	—	608,387	—	187	2,120	1,241	1,097	240	—	—	—
Pension Contribution and Retirement Benefits	340,680	—	—	343,965	—	343,965	—	—	—	—	—	—	—	—	—
Employer Health Tax	48,160	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	110,300	—	—	196,822	—	196,822	—	—	—	—	—	—	—	—	—
Long Term Disability	43,005	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	6,436	—	—	6,643	—	6,643	—	—	2,120	250	—	—	—	—	—
Benefits Administration	9,581	8,738	—	2,219	—	10,957	—	187	—	991	1,097	240	—	—	—
Recoveries	(558,161)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	8,738	—	599,649	—	608,387	—	187	2,120	1,241	1,097	240	—	—	—

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	488,771	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,562	4,208	5	1,069	—	5,282	—	100	1,070	1,069	518	162	—	—	—
Long Term Disability Fund special account	68,789	—	—	65,700	—	65,700	—	—	—	840	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	562,132	4,208	5	66,769	—	70,982	—	100	1,070	1,909	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 28 Benefits and Other Employment Costs

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits and Other Employment Costs	—	—	—	—	4,885	—	—	350	350	41,405	—	201	41,606	(13,000)	(567,146)	(580,146)	(11,689)	(63,392)	(75,081)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	336,884
Employer Health Tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,200)	(1,200)	48,800
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,871)	—	(9,871)	(9,181)	(54,925)	(64,106)	122,845
Long Term Disability	—	—	—	—	—	—	—	—	—	41,405	—	—	41,405	—	—	—	(264)	(736)	(1,000)	40,405
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	(100)	—	(100)	(41)	(350)	(391)	8,522
Benefits Administration	—	—	—	—	2,515	—	—	350	350	—	—	201	201	(3,029)	(48)	(3,077)	(141)	(1,162)	(1,303)	9,643
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(567,098)	(567,098)	—	—	—	(567,098)

Total	—	—	—	—	4,885	—	—	350	350	41,405	—	201	41,606	(13,000)	(567,146)	(580,146)	(11,689)	(63,392)	(75,081)	1

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Priority Initiatives special account	—	—	—	—	—	456,289	—	—	456,289	—	—	—	—	—	—	—	—	—	—	456,289
Insurance and Risk Management Account	4,480	—	—	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	4,573
Long Term Disability Fund special account	—	—	—	—	840	—	—	—	—	13,200	—	35	13,235	—	(433)	(433)	(1,354)	(10,035)	(11,389)	67,953
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	4,480	—	—	—	8,239	456,289	—	—	456,289	13,200	—	42,424	55,624	—	(48,499)	(48,499)	(3,624)	(10,186)	(13,810)	528,825

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 29 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	36,955	21,363	161	5,426	—	26,950	—	380	—	1,897	565	613	—	3	1,331
Resource Stewardship	104,775	13,132	55	3,336	—	16,523	—	384	—	49,101	198	834	—	1	2,791
Office of the Chief Forester	27,787	16,459	145	4,181	—	20,785	—	250	—	18,967	92	224	—	6	560
Rural Opportunities, Tenures and Engineering	65,440	8,996	23	2,285	—	11,304	—	275	—	7,751	119	125	—	—	23
Forest Policy and Indigenous Relations	9,414	6,218	44	1,580	—	7,842	—	112	—	770	111	73	—	—	1
Fire Preparedness	46,453	21,681	9	5,507	—	27,197	—	677	—	1,200	642	750	—	1	1,696
Regional Operations	149,488	108,105	902	27,458	—	136,465	—	1,693	95	8,115	796	2,011	—	17	835
Executive and Support Services	60,472	34,718	296	8,842	54	43,910	—	298	5,721	229	2,133	1,846	—	—	1,010
Minister’s Office	809	361	—	112	54	527	—	102	—	—	17	25	—	—	—
Corporate Services	59,663	34,357	296	8,730	—	43,383	—	196	5,721	229	2,116	1,821	—	—	1,010

Total	500,784	230,672	1,635	58,615	54	290,976	—	4,069	5,816	88,030	4,656	6,476	—	28	8,247

VOTE 30 Fire Management

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	101,122	41,667	4,247	10,583	—	56,497	—	2,261	1,000	14,437	2,145	3,577	—	149	14,789

Total	101,122	41,667	4,247	10,583	—	56,497	—	2,261	1,000	14,437	2,145	3,577	—	149	14,789

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	213,462	21,267	188	5,402	—	26,857	—	896	—	91,142	679	690	—	20	1,050
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	606	—	10	—	—	114

Total	213,482	21,267	188	5,402	—	26,857	—	928	—	91,748	679	700	—	20	1,164

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	322	—	786	—	5,897	—	—	4,363	4,363	—	—	67	67	(1)	(585)	(586)	(1)	(1,899)	(1,900)	34,791
Resource Stewardship	1,823	10	39	8	55,189	460	—	6,176	6,636	32,226	—	46,316	78,542	(100)	(132)	(232)	(1)	(55,922)	(55,923)	100,735
Office of the Chief Forester	113	—	—	55	20,267	1,010	—	4,290	5,300	—	—	754	754	(1)	(362)	(363)	(752)	(17,375)	(18,127)	28,616
Rural Opportunities, Tenures and Engineering	88	9,999	5,487	1	23,868	25,010	—	4,105	29,115	—	—	18	18	(400)	(1)	(401)	(1)	(1)	(2)	63,902
Forest Policy and Indigenous Relations	51	—	—	20	1,138	—	—	81	81	—	—	30	30	(1)	(1)	(2)	(1)	(1)	(2)	9,087
Fire Preparedness	544	—	—	606	6,116	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	42,806
Regional Operations	1,567	413	407	4	15,953	2,142	—	2,587	4,729	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	150,086
Executive and Support Services	5,981	—	22,287	279	39,784	—	—	—	—	1	—	1,921	1,922	(6,825)	(9,258)	(16,083)	(429)	(10,001)	(10,430)	59,103
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	147	147	—	—	—	—	—	—	818
Corporate Services	5,981	—	22,287	279	39,640	—	—	—	—	1	—	1,774	1,775	(6,825)	(9,258)	(16,083)	(429)	(10,001)	(10,430)	58,285

Total	10,489	10,422	29,006	973	168,212	35,622	—	24,102	59,724	32,227	—	49,329	81,556	(8,833)	(10,875)	(19,708)	(1,187)	(90,447)	(91,634)	489,126

VOTE 30 Fire Management

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	55,360	—	105	—	93,823	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	136,310

Total	55,360	—	105	—	93,823	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	136,310

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,590	—	33,132	30	129,229	60	—	50	110	11,906	—	82,640	94,546	(32,227)	(1)	(32,228)	(1)	(1)	(2)	218,512
Crown Land special account	—	—	—	—	—	26,968	—	—	26,968	—	—	20	20	—	—	—	—	(26,968)	(26,968)	20
Forest Stand Management Fund	11	—	—	—	773	250	—	—	250	—	—	—	—	—	—	—	—	(1,023)	(1,023)	—

Total	1,601	—	33,132	30	130,002	27,278	—	50	27,328	11,906	—	82,660	94,566	(32,227)	(1)	(32,228)	(1)	(27,992)	(27,993)	218,532

MINISTRY OF HEALTH

($000)

VOTE 31 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	20,582,075	—	—	—	—	—	—	—	—	49,898	—	—	—	—	—
Regional Services	14,215,526	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,969,810	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,349,592	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	47,147	—	—	—	—	—	—	—	—	49,897	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	263,484	96,843	609	24,618	54	122,124	1,192	2,304	7,369	48,927	46,460	6,857	—	216	139
Minister’s Office	785	430	—	129	54	613	—	113	—	—	15	24	—	—	—
Stewardship and Corporate Services	262,699	96,413	609	24,489	—	121,511	1,192	2,191	7,369	48,927	46,445	6,833	—	216	139

Total	20,698,309	96,843	609	24,618	54	122,124	1,192	2,304	7,369	98,825	46,460	6,857	—	216	139

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	—	—	—	—	49,898	6,105	14,860,144	7,581,638	22,447,887	—	—	1	1	—	(1)	(1)	(140,006)	(423,152)	(563,158)	21,934,627
Regional Services	—	—	—	—	1	6,105	14,860,144	605,678	15,471,927	—	—	—	—	—	(1)	(1)	(6)	(239,302)	(239,308)	15,232,619
Medical Services Plan	—	—	—	—	—	—	—	5,414,763	5,414,763	—	—	—	—	—	—	—	(140,000)	(32,000)	(172,000)	5,242,763
PharmaCare	—	—	—	—	—	—	—	1,561,197	1,561,197	—	—	1	1	—	—	—	—	(150,100)	(150,100)	1,411,098
Health Benefits Operations	—	—	—	—	49,897	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	48,147
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	51	—	27,283	427	141,225	32	604	3,911	4,547	—	—	2,757	2,757	—	(4,089)	(4,089)	(1)	(11,555)	(11,556)	255,008
Minister’s Office	—	—	—	—	152	—	—	—	—	—	—	36	36	—	—	—	—	—	—	801
Stewardship and Corporate Services	51	—	27,283	427	141,073	32	604	3,911	4,547	—	—	2,721	2,721	—	(4,089)	(4,089)	(1)	(11,555)	(11,556)	254,207

Total	51	—	27,283	427	191,123	6,137	14,860,748	7,585,549	22,452,434	—	—	2,758	2,758	(147,250)	(4,090)	(151,340)	(140,007)	(434,707)	(574,714)	22,042,385

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 32 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	13,438	9,554	65	2,427	—	12,046	—	663	—	106	63	361	—	—	—
Strategic Partnerships and Initiatives Division	23,377	8,570	—	2,177	—	10,747	—	291	—	1,480	10	149	—	—	—
Reconciliation Transformation and Strategies Division	1,952	1,518	—	386	—	1,904	—	66	—	3	4	—	—	—	—
Executive and Support Services	9,396	1,464	—	392	54	1,910	35	107	2,819	300	337	381	—	—	1
Minister’s Office	684	339	—	106	54	499	—	85	—	—	—	13	—	—	—
Corporate Services	8,712	1,125	—	286	—	1,411	35	22	2,819	300	337	368	—	—	1

Total	48,163	21,106	65	5,382	54	26,607	35	1,127	2,819	1,889	414	891	—	—	1

VOTE 33 Treaty and Other Agreements Funding

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	49,729	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,688	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	46,041	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	49,729	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	7,889	120	—	30	—	150	—	—	—	—	—	—	—	—	—

Total	9,889	120	—	30	—	150	—	—	—	—	—	—	—	—	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Total	Expenses
Negotiations and Regional Operations Division	—	—	—	1	1,194	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	13,254
Strategic Partnerships and Initiatives Division	—	—	—	—	1,930	775	400	9,046	10,221	—	—	485	485	—	(151)	(151)	(1)	(401)	(402)	22,830
Reconciliation Transformation and Strategies Division	—	—	—	—	73	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,974
Executive and Support Services	—	—	815	291	5,086	—	—	—	—	—	—	2,073	2,073	—	(1)	(1)	(1)	(1)	(2)	9,066
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	87	87	—	—	—	—	—	—	684
Corporate Services	—	—	815	291	4,988	—	—	—	—	—	—	1,986	1,986	—	(1)	(1)	(1)	(1)	(2)	8,382

Total	—	—	815	292	8,283	775	400	9,046	10,221	—	—	2,575	2,575	—	(154)	(154)	(4)	(404)	(408)	47,124

VOTE 33 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	88,556	—	32,019	120,575	—	—	—	—	—	(1)	(1)	(1)	(81,131)	(81,132)	39,442
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	3,664	3,664	—	—	—	—	—	(1)	(1)	(1)	—	(1)	3,662
Non Treaty Funding	—	—	—	—	—	88,556	—	28,355	116,911	—	—	—	—	—	—	—	—	(81,131)	(81,131)	35,780

Total	—	—	—	—	—	88,556	—	32,019	120,575	—	—	—	—	—	(1)	(1)	(1)	(81,131)	(81,132)	39,442

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	1,905	1,905	—	—	—	—	—	—	—	—	—	—	1,905
First Nations Clean Energy Business Fund special account	—	—	—	—	—	5,049	—	3,005	8,054	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,201

Total	—	—	—	—	—	5,049	—	4,910	9,959	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,106

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND COMPETITIVENESS

($000)

VOTE 34 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Trade	27,854	7,757	10	1,970	—	9,737	—	380	550	4,000	740	1,600	—	—	1
International Trade and Trade Policy	25,649	6,667	10	1,693	—	8,370	—	345	550	3,935	227	1,465	—	—	1
International Strategy and Research	2,205	1,090	—	277	—	1,367	—	35	—	65	513	135	—	—	—
Small Business, Jobs and Workforce	22,169	12,207	41	3,101	—	15,349	1	121	55	1,914	223	384	30	—	1
Small Business and Jobs	7,761	8,145	33	2,069	—	10,247	1	87	21	1,874	91	218	—	—	1
Workforce and Immigration	14,408	4,062	8	1,032	—	5,102	—	34	34	40	132	166	30	—	—
Investment, Innovation and Technology	10,271	4,960	—	1,260	—	6,220	1	145	20	569	168	931	—	—	—
Innovation and Technology	6,313	2,820	—	716	—	3,536	—	60	—	448	41	829	—	—	—
Economic Sectors Engagement	3,958	2,140	—	544	—	2,684	1	85	20	121	127	102	—	—	—
Transfers to Crown Corporations and Agencies	27,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	8,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,999	6,842	47	1,773	92	8,754	—	293	48	200	377	228	—	—	—
Ministers’ Offices	1,001	486	10	159	92	747	—	179	—	—	6	16	—	—	—
Corporate Services	7,998	6,356	37	1,614	—	8,007	—	114	48	200	371	212	—	—	—

Total	96,933	31,766	98	8,104	92	40,060	2	939	673	6,683	1,508	3,143	30	—	2

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND COMPETITIVENESS

($000)

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Trade	—	—	70	300	7,641	—	—	8,525	8,525	—	—	100	100	—	(2)	(2)	(2)	(2)	(4)	25,997
International Trade and Trade Policy	—	—	70	300	6,893	—	—	8,525	8,525	—	—	100	100	—	(1)	(1)	(1)	(1)	(2)	23,885
International Strategy and Research	—	—	—	—	748	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,112
Small Business, Jobs and Workforce	—	—	5	5	2,739	—	—	14,381	14,381	—	—	19	19	—	(5,561)	(5,561)	(3)	(5,295)	(5,298)	21,629
Small Business and Jobs	—	—	5	5	2,303	—	—	776	776	—	—	17	17	—	(5,561)	(5,561)	(3)	(477)	(480)	7,302
Workforce and Immigration	—	—	—	—	436	—	—	13,605	13,605	—	—	2	2	—	—	—	—	(4,818)	(4,818)	14,327
Investment, Innovation and Technology	—	—	—	11	1,845	—	—	2,650	2,650	—	—	101	101	—	(2)	(2)	(1)	(2)	(3)	10,811
Innovation and Technology	—	—	—	—	1,378	—	—	2,065	2,065	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	6,977
Economic Sectors Engagement	—	—	—	11	467	—	—	585	585	—	—	100	100	—	(1)	(1)	—	(1)	(1)	3,834
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	25,640	25,640	—	—	—	—	—	—	—	—	—	—	25,640
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	19,550	19,550	—	—	—	—	—	—	—	—	—	—	19,550
Innovate BC	—	—	—	—	—	—	—	6,090	6,090	—	—	—	—	—	—	—	—	—	—	6,090
Executive and Support Services	15	—	118	6	1,285	—	—	—	—	—	—	168	168	—	(1,165)	(1,165)	(2)	(1)	(3)	9,039
Ministers’ Offices	—	—	1	—	202	—	—	—	—	—	—	57	57	—	—	—	—	—	—	1,006
Corporate Services	15	—	117	6	1,083	—	—	—	—	—	—	111	111	—	(1,165)	(1,165)	(2)	(1)	(3)	8,033

Total	15	—	193	322	13,510	—	—	51,196	51,196	—	—	388	388	—	(6,730)	(6,730)	(8)	(5,300)	(5,308)	93,116

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500
Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 35 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	14,910	28,924	95	7,384	—	36,403	877	748	511	582	3,350	1,054	20	1	—
Employment Standards	13,041	9,436	10	2,397	—	11,843	—	278	—	63	451	263	—	—	—
WorkSafeBC Funded Services	1	18,158	76	4,649	—	22,883	877	396	—	511	2,791	759	20	1	—
Labour Policy and Legislation	1,868	1,330	9	338	—	1,677	—	74	511	8	108	32	—	—	—
Executive and Support Services	1,539	1,313	—	354	54	1,721	—	93	—	—	28	29	—	—	—
Minister’s Office	591	339	—	107	54	500	—	50	—	—	8	9	—	—	—
Corporate Services	948	974	—	247	—	1,221	—	43	—	—	20	20	—	—	—

Total	16,449	30,237	95	7,738	54	38,124	877	841	511	582	3,378	1,083	20	1	—

MINISTRY OF LABOUR

($000)

VOTE 35 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	16	—	1,009	1,863	10,031	—	—	59	59	—	—	451	451	—	(2)	(2)	(1)	(31,299)	(31,300)	15,642
Employment Standards	16	—	1,006	—	2,077	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	13,882
WorkSafeBC Funded Services	—	—	1	1,863	7,219	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(30,535)	(30,535)	1
Labour Policy and Legislation	—	—	2	—	735	—	—	59	59	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	1,759
Executive and Support Services	—	—	—	—	150	—	—	—	—	—	—	30	30	—	(3)	(3)	(1)	(354)	(355)	1,543
Minister’s Office	—	—	—	—	67	—	—	—	—	—	—	25	25	—	(1)	(1)	—	—	—	591
Corporate Services	—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	952

Total	16	—	1,009	1,863	10,181	—	—	59	59	—	—	481	481	—	(5)	(5)	(2)	(31,653)	(31,655)	17,185

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 36 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	7,879	5,762	—	1,464	—	7,226	—	219	—	350	160	131	—	—	—
Executive and Support Services	2,188	1,195	—	329	68	1,592	—	152	—	300	74	87	—	—	—
Minister’s Office	643	339	—	111	68	518	—	75	—	—	16	14	—	—	—
Corporate Services	1,545	856	—	218	—	1,074	—	77	—	300	58	73	—	—	—

Total	10,067	6,957	—	1,793	68	8,818	—	371	—	650	234	218	—	—	—

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 36 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Policy Development, Research, Monitoring and Evaluation	—	—	—	—	860	—	—	2,400	2,400	—	—	—	—	—	(3,000)	(3,000)	—	—	—	7,486
Executive and Support Services	—	—	—	—	613	—	—	—	—	—	—	21	21	—	—	—	—	—	—	2,226
Minister’s Office	—	—	—	—	105	—	—	—	—	—	—	20	20	—	—	—	—	—	—	643
Corporate Services	—	—	—	—	508	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,583

Total	—	—	—	—	1,473	—	—	2,400	2,400	—	—	21	21	—	(3,000)	(3,000)	—	—	—	9,712

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 37 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	308,258	8,577	73	2,179	—	10,829	—	207	551	2,382	338	430	—	2	6,425
Local Government Services and Transfers	302,661	7,389	57	1,877	—	9,323	—	202	524	619	301	374	—	2	—
University Endowment Lands	5,597	1,188	16	302	—	1,506	—	5	27	1,763	37	56	—	—	6,425
Community and Legislative Services	3,171	2,721	6	690	—	3,417	1,379	35	29	60	192	204	—	—	—
Community and Legislative Services	961	733	2	186	—	921	—	16	—	14	8	14	—	—	—
Community Gaming Grants	1,636	1,273	4	323	—	1,600	—	4	—	—	33	19	—	—	—
Assessment Services	1	269	—	68	—	337	1,379	12	20	46	151	169	—	—	—
Assessment Policy and Support	573	446	—	113	—	559	—	3	9	—	—	2	—	—	—
Executive and Support Services	7,393	5,123	44	1,321	54	6,542	—	120	19	120	294	310	—	—	7
Minister’s Office	575	339	—	106	54	499	—	58	—	—	6	9	—	—	—
Corporate Services	6,818	4,784	44	1,215	—	6,043	—	62	19	120	288	301	—	—	7

Total	318,822	16,421	123	4,190	54	20,788	1,379	362	599	2,562	824	944	—	2	6,432

VOTE 38 Housing

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	486,102	11,330	25	2,877	—	14,232	—	193	134	429	1,114	316	—	—	—
Housing	471,530	1,584	1	402	—	1,987	—	30	42	100	9	62	—	—	—
Building and Safety Policy	2,643	1,639	1	416	—	2,056	—	103	30	90	6	78	—	—	—
Residential Tenancy	11,929	8,107	23	2,059	—	10,189	—	60	62	239	1,099	176	—	—	—

Total	486,102	11,330	25	2,877	—	14,232	—	193	134	429	1,114	316	—	—	—

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	10,495	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,379	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	206	—	224	—	10,765	85,429	1,123	173,259	259,811	—	—	13	13	(10,593)	(1)	(10,594)	(1,000)	(159,561)	(160,561)	110,263
Local Government Services and Transfers	—	—	81	—	2,103	85,429	1,123	165,939	252,491	—	—	11	11	—	(1)	(1)	—	(159,261)	(159,261)	104,666
University Endowment Lands	206	—	143	—	8,662	—	—	7,320	7,320	—	—	2	2	(10,593)	—	(10,593)	(1,000)	(300)	(1,300)	5,597
Community and Legislative Services	—	—	4	—	1,903	140,000	—	—	140,000	—	—	3	3	—	(1)	(1)	(2,118)	(140,001)	(142,119)	3,203
Community and Legislative Services	—	—	—	—	52	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	971
Community Gaming Grants	—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,657
Assessment Services	—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,117)	—	(2,117)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	574
Executive and Support Services	16	—	42	23	951	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	7,512
Minister’s Office	3	—	—	—	76	—	—	—	—	—	—	—	—	—	—	—	—	—	—	575
Corporate Services	13	—	42	23	875	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	6,937

Total	222	—	270	23	13,619	225,429	1,123	173,259	399,811	—	—	40	40	(10,593)	(4)	(10,597)	(3,120)	(299,563)	(302,683)	120,978

VOTE 38 Housing

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	13	2,199	—	—	489,250	489,250	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	505,858
Housing	—	—	—	—	243	—	—	489,250	489,250	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	491,580
Building and Safety Policy	—	—	—	13	320	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2,378
Residential Tenancy	—	—	—	—	1,636	—	—	—	—	—	—	75	75	—	—	—	—	—	—	11,900

Total	—	—	—	13	2,199	—	—	489,250	489,250	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	505,858

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	10,593	—	—	10,593	—	—	—	—	—	—	10,593

Total	—	—	—	—	—	—	—	12,884	12,884	10,593	—	—	10,593	—	—	—	—	—	—	23,477

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	250,528	157,682	4,751	40,171	—	202,604	—	835	2,363	3,285	754	2,057	—	—	7,763
Policing and Security	396,882	12,224	25	3,105	—	15,354	—	212	635	1,275	649	514	—	—	448
Victim Services and Crime Prevention	51,369	6,606	76	1,678	—	8,360	—	69	78	429	569	190	—	—	—
BC Coroners Service	16,667	7,925	76	2,013	—	10,014	55	351	199	6,003	170	177	—	—	86
Road Safety BC	17,313	10,377	51	2,636	—	13,064	—	30	2,304	10	—	145	—	—	—
Emergency Management BC	18,568	13,837	6	3,515	—	17,358	—	536	58	2,789	1,783	466	—	—	159
Executive and Support Services	20,409	8,291	27	2,141	69	10,528	—	190	221	121	4,483	278	—	—	5
Minister’s Office	801	419	—	133	69	621	—	65	—	—	20	25	—	—	3
Corporate Services	19,608	7,872	27	2,008	—	9,907	—	125	221	121	4,463	253	—	—	2

Total	771,736	216,942	5,012	55,259	69	277,282	55	2,223	5,858	13,912	8,408	3,827	—	—	8,461

VOTE 40 Emergency Program Act

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,819	85	—	22	—	107	—	200	—	7,000	—	—	—	—	7,500

Total	14,819	85	—	22	—	107	—	200	—	7,000	—	—	—	—	7,500

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	11	662	—	168	—	830	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,796	662	—	168	—	830	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	944	—	3,777	2,743	24,521	—	4,300	25,408	29,708	—	—	1,146	1,146	—	(475)	(475)	(1)	(4,044)	(4,045)	253,459
Policing and Security	208	—	121	316	4,378	1,663	—	419,333	420,996	—	—	149	149	—	(1,585)	(1,585)	(1)	(33,817)	(33,818)	405,474
Victim Services and Crime Prevention	—	—	94	—	1,429	175	17,171	41,815	59,161	—	—	38	38	(9,816)	(2)	(9,818)	—	(300)	(300)	58,870
BC Coroners Service	66	—	28	42	7,177	—	—	—	—	—	—	28	28	—	(101)	(101)	(1)	(1)	(2)	17,116
Road Safety BC	15	—	13	4	2,521	—	—	2,951	2,951	—	—	2,274	2,274	—	(1)	(1)	(1)	(4,050)	(4,051)	16,758
Emergency Management BC	199	—	72	193	6,255	380	—	16,452	16,832	—	—	28	28	—	(528)	(528)	(1)	(10,490)	(10,491)	29,454
Executive and Support Services	153	—	2,452	2,706	10,609	—	—	—	—	—	—	3,368	3,368	—	(5,282)	(5,282)	(1)	(1)	(2)	19,221
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	64	64	—	—	—	—	—	—	803
Corporate Services	153	—	2,447	2,706	10,491	—	—	—	—	—	—	3,304	3,304	—	(5,282)	(5,282)	(1)	(1)	(2)	18,418

Total	1,585	—	6,557	6,004	56,890	2,218	21,471	505,959	529,648	—	—	7,031	7,031	(9,816)	(7,974)	(17,790)	(6)	(52,703)	(52,709)	800,352

VOTE 40 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	—	—	—	—	—	—	(1)	(1)	36,527

Total	2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	—	—	—	—	—	—	(1)	(1)	36,527

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	3,200	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,501)	(7,501)	29
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3,905	5,000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,501)	(7,501)	14,814

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 41 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	2,458,903	99,342	—	25,232	—	124,574	—	643	2,084	1,500	34,948	3,173	—	—	—
Income Assistance - Program Management	155,736	98,683	—	25,065	—	123,748	—	643	2,084	1,500	34,948	3,163	—	—	—
Temporary Assistance	424,610	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,498,916	659	—	167	—	826	—	—	—	—	—	—	—	—	—
Supplementary Assistance	379,641	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,169	11,135	—	2,828	—	13,963	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	29,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,828	—	13,963	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	1,064,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,828	778	23	198	—	999	519	22	—	150	12	130	—	5	—
Executive and Support Services	12,947	6,155	111	1,583	54	7,903	—	182	2	40	345	513	—	—	—
Minister’s Office	611	339	1	106	54	500	—	52	—	—	10	13	—	—	—
Corporate Services	12,336	5,816	110	1,477	—	7,403	—	130	2	40	335	500	—	—	—

Total	3,567,597	117,410	134	29,841	54	147,439	519	1,923	2,086	2,035	39,167	4,192	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	65	—	13,340	108	55,861	2,994	2,202,396	161,024	2,366,414	—	—	4,190	4,190	—	(29,882)	(29,882)	—	(19,900)	(19,900)	2,501,257
Income Assistance - Program Management	65	—	13,340	108	55,851	—	—	135	135	—	—	50	50	—	(29,880)	(29,880)	—	(150)	(150)	149,754
Temporary Assistance	—	—	—	—	—	—	429,301	—	429,301	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	429,851
Disability Assistance	—	—	—	—	—	—	1,542,864	—	1,542,864	—	—	1	1	—	—	—	—	(12,000)	(12,000)	1,531,691
Supplementary Assistance	—	—	—	—	10	2,994	230,231	160,889	394,114	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	389,961
Employment	192	—	—	—	5,851	—	—	323,589	323,589	—	—	15,089	15,089	—	(1)	(1)	—	(329,322)	(329,322)	29,169
Employment Programs	—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	29,168
Labour Market Development Agreement	192	—	—	—	5,851	—	—	294,421	294,421	—	—	15,089	15,089	—	(1)	(1)	—	(329,322)	(329,322)	1
Community Living Services	—	—	—	—	—	—	—	1,139,699	1,139,699	—	—	1	1	—	—	—	—	(1)	(1)	1,139,699
Employment and Assistance Appeal Tribunal	—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,837
Executive and Support Services	200	—	300	257	1,839	—	—	—	—	—	—	1,157	1,157	—	(1)	(1)	—	(40)	(40)	10,858
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	36	36	—	—	—	—	—	—	611
Corporate Services	200	—	300	257	1,764	—	—	—	—	—	—	1,121	1,121	—	(1)	(1)	—	(40)	(40)	10,247

Total	457	—	13,640	365	64,389	2,994	2,202,396	1,624,312	3,829,702	—	—	20,438	20,438	—	(29,885)	(29,885)	—	(349,263)	(349,263)	3,682,820

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 42 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism, Arts and Culture	51,316	3,257	6	827	—	4,090	50	47	1	134	179	97	—	—	—
Tourism	14,784	1,526	—	388	—	1,914	5	10	—	21	5	15	—	—	—
Arts and Culture	36,532	1,731	6	439	—	2,176	45	37	1	113	174	82	—	—	—
Creative Sector, Multiculturalism and Sport	27,382	2,176	—	553	—	2,729	35	78	16	201	36	269	—	—	10
Creative Sector	3,599	125	—	32	—	157	—	9	1	15	2	1	—	—	—
Multiculturalism	2,331	945	—	240	—	1,185	35	20	10	55	20	122	—	—	—
Sport	21,452	1,106	—	281	—	1,387	—	49	5	131	14	146	—	—	10
Transfers to Crown Corporations and Agencies	80,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	9,455	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	52,621	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,708	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,196	785	—	222	54	1,061	—	50	—	10	18	28	—	—	—
Minister’s Office	544	339	—	109	54	502	—	25	—	—	8	9	—	—	—
Corporate Services	652	446	—	113	—	559	—	25	—	10	10	19	—	—	—

Total	160,544	6,218	6	1,602	54	7,880	85	175	17	345	233	394	—	—	10

Statutory Appropriations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Tourism, Arts and Culture	—	—	—	—	508	24,171	—	26,192	50,363	—	—	10	10	(1)	(1)	(2)	(1)	(4,400)	(4,401)	50,568
Tourism	—	—	—	—	56	—	—	17,100	17,100	—	—	6	6	—	(1)	(1)	(1)	(4,400)	(4,401)	14,674
Arts and Culture	—	—	—	—	452	24,171	—	9,092	33,263	—	—	4	4	(1)	—	(1)	—	—	—	35,894
Creative Sector, Multiculturalism and Sport	—	—	—	—	645	6,029	—	18,401	24,430	—	—	6	6	(1)	(2)	(3)	(2)	(1,068)	(1,070)	26,737
Creative Sector	—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,399
Multiculturalism	—	—	—	—	262	—	—	840	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	2,286
Sport	—	—	—	—	355	6,029	—	14,346	20,375	—	—	4	4	(1)	(1)	(2)	(1)	(1,066)	(1,067)	21,052
Transfers to Crown Corporations and Agencies	—	—	—	—	—	6,611	—	70,240	76,851	—	—	—	—	—	—	—	—	—	—	76,851
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	7,001	7,001	—	—	—	—	—	—	—	—	—	—	7,001
Destination BC Corp.	—	—	—	—	—	—	—	51,373	51,373	—	—	—	—	—	—	—	—	—	—	51,373
Knowledge Network Corporation	—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	—	—	—	—	106	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,167
Minister’s Office	—	—	—	—	42	—	—	—	—	—	—	—	—	—	—	—	—	—	—	544
Corporate Services	—	—	—	—	64	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	623

Total	—	—	—	—	1,259	36,811	—	114,833	151,644	—	—	19	19	(2)	(4)	(6)	(4)	(5,469)	(5,473)	155,323

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

Total	—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	16,987	59,839	102	15,199	—	75,140	—	5,528	4,679	172,834	2,170	2,171	—	10	138,441
Transportation Policy and Programs	7,984	2,881	1	732	—	3,614	—	76	—	100	8	87	—	—	—
Transportation Investments	1	50,486	76	12,823	—	63,385	—	5,230	4,250	168,963	1,985	1,933	—	8	135,671
Partnerships	1	2,219	—	564	—	2,783	—	95	387	3,438	38	36	—	2	2,770
Port and Airport Development	8,095	1,820	25	462	—	2,307	—	45	10	38	20	65	—	—	—
Enhancing Economic Development	906	2,433	—	618	—	3,051	—	82	32	295	119	50	—	—	—
Public Transportation	348,321	3,074	7	781	—	3,862	—	121	539	15,781	169	130	—	—	249,934
Public Transit	121,206	3,074	7	781	—	3,862	—	121	539	15,781	169	130	—	—	7,096
Coastal Ferry Services	227,115	—	—	—	—	—	—	—	—	—	—	—	—	—	242,838
Highway Operations	544,168	36,638	1,647	9,480	—	47,765	—	1,624	4,154	2,096	6,691	1,141	—	248	523,264
Maintenance and Operations	506,433	18,490	1,442	4,871	—	24,803	—	972	4,154	2,002	5,416	795	—	58	492,997
Commercial Vehicle Safety and Enforcement	27,085	17,517	205	4,449	—	22,171	—	632	—	15	1,271	335	—	190	153
Inland Ferries	10,650	631	—	160	—	791	—	20	—	79	4	11	—	—	30,114
Commercial Transportation Regulation	3,208	2,550	7	648	—	3,205	185	69	50	407	50	80	—	1	10
Container Trucking Commissioner	1	410	—	104	—	514	—	53	50	226	15	35	—	—	10
Passenger Transportation Board	575	392	—	100	—	492	185	13	—	181	14	5	—	1	—
Passenger Transportation Branch	2,632	1,748	7	444	—	2,199	—	3	—	—	21	40	—	—	—
Executive and Support Services	12,932	13,322	15	3,432	54	16,823	—	386	4	25	234	571	—	5	1
Minister’s Office	622	339	—	106	54	499	—	74	—	—	13	15	—	—	—
Corporate Services	12,310	12,983	15	3,326	—	16,324	—	312	4	25	221	556	—	5	1

Total	925,616	115,423	1,778	29,540	54	146,795	185	7,728	9,426	191,143	9,314	4,093	—	264	911,650

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	50,307	1,191,631	—	839	1,568,610	—	—	34,887	34,887	—	—	402	402	—	(1)	(1)	(1,536,471)	(125,930)	(1,662,401)	16,637
Transportation Policy and Programs	—	—	—	—	271	—	—	4,500	4,500	—	—	19	19	—	—	—	(845)	—	(845)	7,559
Transportation Investments	50,303	1,185,074	—	200	1,553,617	—	—	21,323	21,323	—	—	285	285	—	(1)	(1)	(1,513,391)	(125,217)	(1,638,608)	1
Partnerships	4	6,557	—	639	13,966	—	—	375	375	—	—	75	75	—	—	—	(16,632)	(566)	(17,198)	1
Port and Airport Development	—	—	—	—	178	—	—	8,689	8,689	—	—	4	4	—	—	—	(3,049)	—	(3,049)	8,129
Enhancing Economic Development	—	—	—	—	578	—	—	—	—	—	—	19	19	—	—	—	(2,554)	(147)	(2,701)	947
Public Transportation	1	423,120	—	—	689,795	—	—	323,282	323,282	—	—	4	4	—	(11,724)	(11,724)	(550,528)	(104,443)	(654,971)	350,248
Public Transit	1	423,120	—	—	446,957	—	—	323,282	323,282	—	—	4	4	—	(1)	(1)	(550,528)	(104,443)	(654,971)	119,133
Coastal Ferry Services	—	—	—	—	242,838	—	—	—	—	—	—	—	—	—	(11,723)	(11,723)	—	—	—	231,115
Highway Operations	2,809	68,829	5,047	619	616,522	—	—	—	—	—	—	527	527	—	(1)	(1)	(116,204)	(3,068)	(119,272)	545,541
Maintenance and Operations	127	68,829	3,969	271	579,590	—	—	—	—	—	—	310	310	—	(1)	(1)	(95,844)	(1,760)	(97,604)	507,098
Commercial Vehicle Safety and Enforcement	2,682	—	1,078	348	6,704	—	—	—	—	—	—	216	216	—	—	—	—	(1,308)	(1,308)	27,783
Inland Ferries	—	—	—	—	30,228	—	—	—	—	—	—	1	1	—	—	—	(20,360)	—	(20,360)	10,660
Commercial Transportation Regulation	13	—	100	75	1,040	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(978)	(978)	3,274
Container Trucking Commissioner	—	—	—	75	464	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
Passenger Transportation Board	—	—	—	—	399	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	890
Passenger Transportation Branch	13	—	100	—	177	—	—	—	—	—	—	7	7	—	—	—	—	—	—	2,383
Executive and Support Services	—	—	1	—	1,227	—	—	—	—	—	—	215	215	—	(1,956)	(1,956)	(2,767)	(322)	(3,089)	13,220
Minister’s Office	—	—	—	—	102	—	—	—	—	—	—	21	21	—	—	—	—	—	—	622
Corporate Services	—	—	1	—	1,125	—	—	—	—	—	—	194	194	—	(1,956)	(1,956)	(2,767)	(322)	(3,089)	12,598

Total	53,130	1,683,580	5,148	1,533	2,877,194	—	—	358,169	358,169	—	—	1,156	1,156	—	(13,683)	(13,683)	(2,205,970)	(234,741)	(2,440,711)	928,920

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,277,917	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,277,920	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,186,036	12,455	1,198,491	—	—	—	(1,659)	—	(1,659)	1,196,832
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,326,523	1,326,523	—	—	—	(430,953)	(895,569)	(1,326,522)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	20,926	20,926	—	—	—	—	(20,925)	(20,925)	1

Total	—	—	—	—	—	—	—	—	—	—	1,186,036	1,359,905	2,545,941	—	—	—	(432,612)	(916,494)	(1,349,106)	1,196,835

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	1,303,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	1,266,240	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	37,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,303,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	2,134,111	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	434,478	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	788,189	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	654,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	247,002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,134,111	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	1,066,042	1,066,042	—	—	—	—	—	—	1,066,042
General Programs	—	—	—	—	—	—	—	—	—	—	—	993,242	993,242	—	—	—	—	—	—	993,242
CleanBC	—	—	—	—	—	—	—	—	—	—	—	72,800	72,800	—	—	—	—	—	—	72,800

Total	—	—	—	—	—	—	—	—	—	—	—	1,066,042	1,066,042	—	—	—	—	—	—	1,066,042

VOTE 46 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	2,789,336	2,789,336	—	—	6	6	—	—	—	—	(6)	(6)	2,789,336
Post-secoendary Institutions	—	—	—	—	—	—	—	468,820	468,820	—	—	1	1	—	—	—	—	(1)	(1)	468,820
Schools	—	—	—	—	—	—	—	880,192	880,192	—	—	1	1	—	—	—	—	(1)	(1)	880,192
Health Facilities	—	—	—	—	—	—	—	1,007,505	1,007,505	—	—	1	1	—	—	—	—	(1)	(1)	1,007,505
Housing	—	—	—	—	—	—	—	395,819	395,819	—	—	1	1	—	—	—	—	(1)	(1)	395,819
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000
Royal British Columbia Museum	—	—	—	—	—	—	—	27,000	27,000	—	—	1	1	—	—	—	—	(1)	(1)	27,000

Total	—	—	—	—	—	—	—	2,789,336	2,789,336	—	—	6	6	—	—	—	—	(6)	(6)	2,789,336

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,060	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	1,641	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Competitiveness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,630	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,059)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	73,459	73,459	—	—	—	—	—	—	73,459
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands, Natural Resource Operations & Rural De	—	—	—	—	—	—	—	—	—	—	—	1,566	1,566	—	—	—	—	—	—	1,566
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Economic Development and Competitiveness	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,104	4,104	—	—	—	—	—	—	4,104
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(73,459)	—	(73,459)	(73,458)

Total	—	—	—	—	—	—	—	—	—	—	—	73,460	73,460	—	—	—	(73,459)	—	(73,459)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	140,314	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,456	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	114,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Competitiveness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(140,313)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	49,530	49,530	—	—	—	—	—	—	49,530
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,437	2,437	—	—	—	—	—	—	2,437
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	23,500	23,500	—	—	—	—	—	—	23,500
Ministry of Forests, Lands, Natural Resource Operations & Rural De	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Economic Development and Competitiveness	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	5,334	5,334	—	—	—	—	—	—	5,334
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(49,530)	—	(49,530)	(49,529)

Total	—	—	—	—	—	—	—	—	—	—	—	49,531	49,531	—	—	—	(49,530)	—	(49,530)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	554,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	267,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Child Opportunity Benefit	132,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	74,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	935,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	105,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	664,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	72,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	55,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	38,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,489,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Auditor General for Local Government

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,608	882	24	224	—	1,130	24	84	10	245	62	108	—	—	—

Total	2,608	882	24	224	—	1,130	24	84	10	245	62	108	—	—	—

VOTE 51 Forest Practices Board

	Total
	2019/20					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,862	1,974	—	501	—	2,475	65	180	—	326	274	130	—	10	—

Total	3,862	1,974	—	501	—	2,475	65	180	—	326	274	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	702,000	—	702,000	—	—	—	—	—	—	—	—	—	—	702,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	302,000	—	302,000	—	—	—	—	—	—	—	—	—	—	302,000
BC Child Opportunity Benefit	—	—	—	—	—	—	255,000	—	255,000	—	—	—	—	—	—	—	—	—	—	255,000
Sales Tax Credits	—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	30,000	—	30,000	—	—	—	—	—	—	—	—	—	—	30,000
Other Personal Income Tax Credits	—	—	—	—	—	—	65,000	—	65,000	—	—	—	—	—	—	—	—	—	—	65,000
Corporate Tax Transfers	—	—	—	—	—	—	984,000	—	984,000	—	—	—	—	—	—	—	—	—	—	984,000
Film and Television Tax Credits	—	—	—	—	—	—	100,000	—	100,000	—	—	—	—	—	—	—	—	—	—	100,000
Production Services Tax Credits	—	—	—	—	—	—	695,300	—	695,300	—	—	—	—	—	—	—	—	—	—	695,300
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	76,000	—	76,000	—	—	—	—	—	—	—	—	—	—	76,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	70,000	—	70,000	—	—	—	—	—	—	—	—	—	—	70,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	42,700	—	42,700	—	—	—	—	—	—	—	—	—	—	42,700

Total	—	—	—	—	—	—	1,686,000	—	1,686,000	—	—	—	—	—	—	—	—	—	—	1,686,000

VOTE 50 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	146	679	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,806

Total	—	—	—	146	679	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,806

VOTE 51 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2020/21
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	167	—	—	234	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,861

Total	167	—	—	234	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,861

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50     Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51     Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52     Employee Benefits — includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54     Legislative Salaries and Indemnities — includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55     Boards, Commissions and Courts — Fees and Expenses - includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57     Public Servant Travel — includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59     Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60     Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63     Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65     Office and Business Expenses — includes supplies and services required for the operation of offices.

67     Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68     Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69     Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70     Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72     Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73     Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75     Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77     Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79     Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80     Transfers- Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81     Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83     Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85     Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86     Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88     Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89     Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90     Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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